                                                                     EXHIBIT 3.5

                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE                The name of the corporation is LIFEWAY FOODS, INC.

ARTICLE TWO                The following amendment of the Articles of
Incorporation was adopted on June 17, 2000 in the manner indicated below.

                           By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                           By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                     X By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                   RESOLUTION

         RESOLVED, that the Articles of Incorporation dated May 13, 1986 be amended to add the following sentence immediately following the existing provision relating to preemptive rights:

                "Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

                and further;

RESOLVED, that the text of the entire provision, as amended, will read as follows:

                "Additionally resolved that a shareholder of the Corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued shares. Notwithstanding anything contained herein to the contrary, the Corporation shall have the power to grant preemptive rights to any of its shareholders by contract."

ARTICLE THREE              The manner in which any exchange, reclassification or
                           cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

ARTICLE FOUR               (a) The manner in which said amendment effects a
                           change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                           (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                                    Before Amendment            After Amendment

                                    ----------------            ---------------


(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated    June 17, 2000

                                              LIFEWAY FOODS, INC.


                                              By  /s/ Michael Smolyansky
                                                -------------------------------
                                                Michael Smolyansky, President


Attested By  /s/ Valeriy Nikolenko
           --------------------------
             Valeriy Nikolenko, Secretary

                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE                The name of the corporation is   LIFEWAY FOODS, INC
                                                         -----------------------

ARTICLE TWO                The following amendment of the Articles of
                           Incorporation was adopted on May 8 , 1987 in the manner indicated below.

                           By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                           By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                        X By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                   Resolution

         RESOLVED, that the Articles of Incorporation be amended to read as follows:

ARTICLE FOUR Paragraph 1: The authorization shares shall be:

CLASS                          PAR VALUE               NUMBER OF SHARES AUTHORIZED
-----                          ---------               ---------------------------
COMMON                            NPV                          10,000,000
PREFERRED                         NPV                           2,500,000

ARTICLE THREE              The manner in which any exchange, reclassification or
                           cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

ARTICLE FOUR               (a) The manner in which said amendment effects a
                           change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                           (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                                            Before Amendment     After Amendment

                            Paid-in Capital ________________     _______________

(1) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  June 26, 1989                          LIFEWAY FOODS, INC.
      --------------                          -------------------

Attested by  /s/ George Allen                 by /s/ Michael Smolyansky
           -------------------------            --------------------------------
             George Allen, Secretary             Michael Smolyansky, President
           -------------------------            --------------------------------

                              ARTICLES OF AMENDMENT

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby adopts these Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE                The name of the corporation is  LIFEWAY FOODS, INC
                                                         -----------------------

ARTICLE TWO                The following amendment of the Articles of
                           Incorporation was adopted on May 8, 1987 in the manner indicated below.

                           By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

                           By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

                           By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

                     X     By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

                           By the shareholders, in accordance with Sections
                           10.20 and 7.10, a resolution of the board of directors have been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

                                   Resolution

RESOLVED: THAT BY RESOLUTION OF THE BOARD OF DIRECTORS, AFFIRMED BY A UNANIMOUS VOTE BY THE SHAREHOLDERES OF THE CORPORATION, THE CORPORATE OFFICERS, DIRECTORS, AND SHAREHOLDERS HEREBY AGREE THAT THE NUMBER OF SHARES OF CORPORATE STOCK, AUTHORIZED TO BE ISSUED, SHALL BE INCREASED TO 10,000,000 SHARES.

ADDITIONALLY, IT IS RESOLVED THAT THE COMPANY'S AUTHORIZED CAPITAL IS TO INCLUDE 2,500,000 SHARES OF PREFERRED STOCK, WITH NO PAR VALUE. THE BOARD OF DIRECTORS IS GRANTED DISCRETION UNDER THE ARTICLES OF INCORPORATION OF THE COMPANY TO ASSIGN RIGHTS AND PRIVILEDGES TO THE SHARES OF PREFERRED STOCK.

ADDITIONALLY, IT IS RESOLVED THAT THE CORPORATION MAY DIVIDE AND ISSUE THE PREFERRED SHARES IN SERIES. PREFERRED SHARES OF EACH SERIES WHEN ISSUED SHALL BE DESIGNATED TO DISTINGUISH THEM FROM THE SHARES OF ALL OTHER SERIES. THE BOARD OF DIRECTORS IS HEREBY EXPRESSLY VESTED WITH AUTHORITY TO DIVIDE THE CLASS OF PREFERRED SHARES INTO SERIES AND TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF ANY SUCH SERIES SO ESTABLISHED TO THE FULL EXTENT PERMITTED BY THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS MADE THERETO, AND THE LAWS OF THE STATE OF ILLINOIS IN RESPECT OF THE FOLLOWING: THE NUMBER OF SHARES TO CONSTITUTE SUCH SERIES, AND THE DISTINCTIVE DESIGNATIONS THEREOF; THE RATE AND PREFERENCE OF DIVIDENDS, IF ANY, THE TIME OF PAYMENT OF DIVIDENDS ARE CUMLATIVE AND THE DATE FROM WHICH ANY DIVIDEND SHALL ACCRUE;WHETHER SHARES MAY BE REDEEMED AND, IF REDEEMED TO BE RETIRED AS CANCELLED SHARES OF THE CORPORATION OR SUCH SHARES MAY CONSTITUTE AUTHORIZED BUT UNISSUED SHARES; THE AMOUNT PAYABLE UPON SHARES IN EVENT OF INVOLUNTARY LIQUIDATION; THE AMOUNT PAYABLE UPON SHARES IN EVENT OF VOLUNTARY LIQUIDATION; SINKING FUND OR OTHER PROVISIONS, IF ANY FOR THE REDEMPTION OR PURCHASE OF SHARES;

              (A) THE TERMS AND CONDITIONS ON WHICH SHARES MAY BE CONVERTED, IF THE SHARES OF ANY SERIES ARE ISSUED WITH THE PRIVILEGE OF CONVERSION;
              (B)  VOTING POWERS, IF ANY; AND,
              (C) ANY OTHER RELATIVE RIGHTS AND PREFERENCES OF SHARES OF SUCH SERIES INCLUDING, WITHOUT LIMITATION, ANY RESTRICTION ON AN INCREASE IN THE NUMBER OF SHARES OF ANY SERIES THERETOFORE AUTHORIZED AND ANY LIMITATION OR RESTRICTION OF RIGHTS OR POWERS TO WHICH SHARES OF ANY FUTURE SERIES SHALL BE SUBJECT.

ADDITIONALLY RESOLVED THAT CUMLATIVE VOTING IN THE ELECTION OF DIRECTORS SHALL NOT BE PERMITTED BY THE CORPORATION.

ADDITIONALLY RESOLVED THAT A SHAREHOLDER OF THE CORPORATION SHALL NOT BE ENTITLED TO A PREEMPTIVE RIGHT TO PURCHASE, SUBSCRIBE FOR, OR OTHERWISE ACQUIRE ANY UNISSUED SHARES OF STOCK OF THE CORPORATION, OR ANY OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES OR ANY SHARES, BONDS, NOTES, DEBENTURES, OR OTHER SECURITIES CONVERTIBLE INTO OR CARRYING OPTIONS OR WARRANTS TO PURCHASE, SUBSCRIBE FOR OR OTHERWISE ACQUIRE ANY SUCH UNISSUED SHARES.

THE AFOREMENTIONED RESOLUTIONS HAVE BEEN ADOPTED BY THE DIRECTORS OF THE CORPORATION, BY UNANIMOUS VOTE HELD THE 8TH DAY OF MAY, 1987.

ARTICLE THREE              The manner in which any exchange, reclassification or
                           cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

ARTICLE FOUR               (a) The manner in which said amendment effects a
                           change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                           (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

                                    NO CHANGE

                                              Before Amendment   After Amendment
                             Paid-in Capital  $1,000.00          $1,000.00
                                              ---------          ---------

(2) The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  May 8, 1987                             LIFEWAY FOODS, INC.
      ------------                             -------------------

Attested by  /s/ Ed Pucossi                    by  /s/ Michael Smolyansky
           ---------------------                 -------------------------------
           Ed Pucossi, Secretary                   Michael Smolyansky, President
           ---------------------                 -------------------------------

                            ARTICLES OF INCORPORATION

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE                The name of the corporation is             LIFEWAY FOODS, INC
                                                         -----------------------------------------

ARTICLE TWO                The name and address of the initial registered agent and its registered office are:

                           Registered Agent:                  LAWRENCE H. BINDEROW
                                             -----------------------------------------------------

                           Registered Office:    105 WEST MADISON STREET,       SUITE 1204
                                             -----------------------------------------------------
                                                     CHICAGO, IL 60602          COOK COUNTY
                                             -----------------------------------------------------

ARTICLE THREE              The purpose or purposes for which the corporation is
                           organized are:

                  THE TRANSACTION OF ANY AND ALL LAWFUL BUSINESSES FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE ILLINOIS BUSINESS CORPORATION ACT.

ARTICLE FOUR               Paragraph 1: The authorized shares shall be:

                                    CLASS                     PAR VALUE PER SHARE             NUMBER OF SHARES AUTHORIZED
                           ----------------------------------------------------------------------------------------------
                                    Common                            NPV                     5,000,000

                           Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                                                              NONE

ARTICLE FIVE               The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                              PAR VALUE          NUMBER OF SHARES                                  CONSIDERATION
                                                      TO BE

                                CLASS                PER SHARE         PROPOSED TO BE ISSUED            RECEIVED THEREFOR
                           ----------------------------------------------------------------------------------------------
                            Common                    NPV                    1,000                      $1,000.00

                           ----------------------------------------------------------------------------------------------
                                                                                               TOTAL    $1,000.00

ARTICLE SIX  OPTIONAL

                           The number of directors constituting the initial board of directors of the corporation is TWO and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                                            NAME                       RESIDENTIAL ADDRESS
                           --------------------------------------------------------------------------------
                                    Michael Smolyansky                 5246 Foster Avenue, Skokie, IL 60077
                           --------------------------------------------------------------------------------
                                    Edward Pucossi                     1607 West Thome, Chicago, IL 60645
                           --------------------------------------------------------------------------------

ARTICLE SEVEN  OPTIONAL
                           (a)      It is estimated that the value of all property to be
                                    owned by the  corporation for the following year
                                    wherever located will be:                                  $_________

                           (b)      It is estimated that the value of the property to be
                                    located within the State of Illinois during the following
                                    year will be:                                              $_________

                           (c)      It is estimated that the gross  amount of business
                                    which will be transacted by the corporation during the
                                    following year will be:                                    $_________

                           (d)      It is estimated that the gross amount of business which
                                    will be transacted from places of business in the State
                                    of Illinois during the following year will be:             $_________

ARTICLE EIGHT OTHER PROVISIONS
                           Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

NAMES & ADDRESSES OF INCORPORATORS

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

DATED        May 13,      19 86 .
     ---------------------  ----

             SIGNATURES AND NAMES                                       POST OFFICE ADDRESS
     1.  /s/ Michael Smolyansky                                  1.  5246 FOSTER AVENUE
        -----------------------------------------------              ----------------------------------------------
             Signature                                                      Street

             MICHAEL SMOLYANSKY                                      SKOKIE,            ILLINOIS         60077
        -----------------------------------------------              ----------------------------------------------
                    Name                                             City/Town            Date            Zip

     2.  /s/ Ed Pucossi                                          2.  1607 WEST THOME
        -----------------------------------------------              ----------------------------------------------
             Signature                                                    Street

                    EDWARD PUCOSSI                                   CHICAGO,           ILLINOIS         60645
        -----------------------------------------------              ----------------------------------------------
                    Name                                             City/Town            Date            Zip